UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 3, 2019

Oncternal Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50549	62-1715807
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12230 El Camino Real Suite 300 San Diego, California	92130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 434-1113

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ONCT	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Oncternal Therapeutics, Inc. (“Oncternal” or the “Company”), has posted an updated corporate slide presentation to the Company’s website, www.oncternal.com. A copy of the updated presentation is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01. Oncternal plans to use its website to disseminate future updates to its corporate presentations and does not intend to file or furnish a Form 8-K alerting investors each time the presentation is updated.

The information set forth in this Item 7.01 is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly provided by specific reference in such a filing.

By filing this Current Report on Form 8-K and furnishing the information in this Item 7.01, Oncternal makes no admission as to the materiality of Item 7.01 in this report or the presentation available Oncternal’s website. The information contained in the presentation is summary information that is intended to be considered in the context of Oncternal’s filings with the Securities and Exchange Commission (the “SEC”) and other public announcements that Oncternal makes, by press release or otherwise, from time to time. Oncternal undertakes no duty or obligation to publicly update or revise the information contained in this Item, although it may do so from time to time as its management believes is appropriate or as required by applicable law. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases, by updating its website or through other public disclosure.

Item 8.01.	Other Events.

On October 3, 2019, the Company announced that it has opened for enrollment a Phase 1b expansion cohort of its Phase 1/2 clinical trial of cirmtuzumab, a Receptor tyrosine kinase-like Orphan Receptor 1 (“ROR1”) targeted monoclonal antibody, combined with ibrutinib, in patients with mantle cell lymphoma (“MCL”). The decision to open an expansion cohort in MCL of the ongoing Phase 1/2 CIRLL (Cirmtuzumab and Ibrutinib targeting ROR1 for Leukemia and Lymphoma) clinical trial was based on favorable interim results from the dose-finding cohort of the trial, including that the combination was well-tolerated and that complete responses were observed in two heavily pre-treated patients who had received and failed multiple chemotherapy regimens and an autologous transplant, as well as either an allotransplant or chimeric antigen receptor T cell (“CAR-T”) therapy, prior to participating in this clinical trial.

In June 2019, the Company presented interim data at the American Society of Clinical Oncology (“ASCO”) annual meeting, including the preliminary results from the first six patients with MCL treated in the CIRLL clinical trial. One patient with MCL, who had relapsed following an allogeneic stem cell transplant, experienced a confirmed complete response (“CR”) after 3 months of cirmtuzumab plus ibrutinib treatment, including complete resolution of a large mediastinal mass. This CR appears to be sustained and has been confirmed to be ongoing after completing 12 months of cirmtuzumab plus ibrutinib treatment. Following ASCO, a second confirmed CR occurred in a patient who had progressive disease after failing several different chemotherapy regimens, autologous transplant and CAR-T therapy. Additional data from this clinical trial will be presented at a future medical conference.

The CIRLL clinical trial is supported by a grant from the California Institute for Regenerative Medicine (CIRM) and is being conducted in collaboration with the University of California San Diego (UCSD).

Cautionary Note Regarding Forward-Looking Statements

The Company cautions you that statements included in this report that are not a description of historical facts are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negatives of these terms or other similar expressions. These statements are based on the Company’s current beliefs and expectations. Forward looking statements include statements regarding: the Company’s plans to present additional data from its ongoing Phase 1/2 clinical trial of cirmtuzumab; the expectation that the Company will be able to enroll patients into the Phase 1b expansion cohort; and the Company’s belief that favorable outcomes from the ongoing Phase 1 portion of the clinical trial support opening the Phase 1b portion. The inclusion of forward-looking statements should not be regarded as a representation by the Company that any of its plans will be achieved. Actual results may differ from those set forth in this release due to the risks and uncertainties inherent in the Company’s business, including, without limitation: uncertainties associated with the clinical development and process for obtaining regulatory approval of cirmtuzumab and the Company’s other product candidates, including potential delays in the commencement, enrollment and completion of clinical trials; the Company’s dependence on the success of cirmtuzumab and its other product development programs; the risk that interim results of a clinical trial do not necessarily predict final results and that one or more of the clinical outcomes may materially change as patient enrollment continues, following more comprehensive reviews of the data, and as more patient data become available; the risk that unforeseen adverse reactions or side effects may occur in the course of developing and testing product candidates such as cirmtuzumab and the Company’s other product candidates; the Company’s limited operating history and that fact that it has incurred significant losses, and expects to continue to incur significant losses for the foreseeable future; risks related to the inability of the Company to obtain sufficient additional capital to continue to advance the development of cirmtuzumab and its other product candidates; and other risks described in the Company’s prior reports as well as in public periodic filings with the U.S. Securities & Exchange Commission. All forward-looking statements in this report are current only as of the date hereof and, except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Corporate Slide Presentation as of October 3, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oncternal Therapeutics, Inc.

Date: October 3, 2019	By:	/s/ James B. Breitmeyer
Name: James B. Breitmeyer, M.D., Ph.D.
Title: President and Chief Executive Officer

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